Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Michelle M. Lantow, Chief Financial Officer, in connection with the Report on Form 10-Q of McCormick & Schmick’s Seafood Restaurants, Inc. for the quarterly period ended September 28, 2011 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of McCormick & Schmick's Seafood Restaurants, Inc.

/s/ MICHELLE M. LANTOW
Michelle M. Lantow
Chief Financial Officer

Date: November 7, 2011